UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 7, 2009

SYMMETRICOM, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Orchard Parkway

San Jose, California 95131-1017

(Address of Principal Executive Offices)

(408) 433-0910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2009, Symmetricom, Inc. (the “Company”) announced that its President and Chief Executive Officer, Thomas W. Steipp, has informed the Board of Directors that he will retire from the Company on June 28, 2009.  The Company also announced that it will initiate a search for a new CEO immediately.  Upon his retirement, Mr. Steipp will also resign from the Company’s Board of Directors.

A copy of the press release relating to Mr. Steipp’s retirement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2009	SYMMETRICOM, INC.

	By:	/s/ Justin Spencer
	Name:	Justin Spencer
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 10, 2009